UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549-1004


                         --------------------
                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report: April 19, 2004


                     FINANCIAL FEDERAL CORPORATION
        (Exact name of Registrant as specified in its charter)



         Nevada                    1-12006               88-0244792
(State of incorporation)   (Commission file number)   (I.R.S. Employer
                                                      Identification No.)



              733 Third Avenue, New York, New York 10017
               (Address of principal executive offices)
                              (Zip Code)



                            (212) 599-8000
         (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS
         ------------

     See attached Exhibit 99.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (C)  Exhibits:

           4.14 Purchase Agreement, dated April 5, 2004, between Registrant and Banc of America Securities LLC and J.P. Morgan Securities Inc. for Registrant's $150 million
                  2.0% Convertible Senior Debentures due 2034
           4.15   Indenture, dated as of April 12, 2004, between
                  Registrant and Deutsche Bank Trust Company Americas for Registrant's $175 million 2.0% Convertible Senior Debentures due 2034
           4.16 Registration Rights Agreement, dated April 12, 2004, between Registrant and Banc of America Securities LLC and J.P. Morgan Securities Inc. for Registrant's $150 million 2.0% Convertible Senior Debentures due 2034
           4.17   Specimen 2.0% Convertible Senior Debenture due 2034
          99 Press Release of Financial Federal Corporation dated April 19, 2004 announcing details of its $175 million Senior Convertible Debentures Offering


                             EXHIBIT INDEX

Exhibit No.      Description of Exhibit
-----------      -----------------------------------------------------------
4.14             Purchase Agreement, dated April 5, 2004, between Registrant and Banc of America Securities LLC and J.P. Morgan
                 Securities Inc. for Registrant's $150 million 2.0%
                 Convertible Senior Debentures due 2034
4.15             Indenture, dated as of April 12, 2004, between Registrant
                 and Deutsche Bank Trust Company Americas for Registrant's
                 $175 million 2.0% Convertible Senior Debentures due 2034
4.16             Registration Rights Agreement, dated April 12, 2004,
                 between Registrant and Banc of America Securities LLC and
                 J.P. Morgan Securities Inc. for Registrant's $150 million
                 2.0% Convertible Senior Debentures due 2034
4.17             Specimen 2.0% Convertible Senior Debenture due 2034
99               Press Release of Financial Federal Corporation dated April
                 19, 2004 announcing details of its $175 million Senior
                 Convertible Debentures Offering

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

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        -------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)


April 21, 2004
--------------
(Date)

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